UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CONTRAFECT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONTRAFECT CORPORATION

28 WELLS AVENUE, THIRD FLOOR

YONKERS, NEW YORK 10701

Notice of Special Meeting of Stockholders to

be Held on Tuesday, January 31, 2023

Dear ContraFect Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of ContraFect Corporation (the “Company,” “us,” “we” and “our”) on Tuesday, January 31, 2023 at 9:00 a.m., Eastern time. The Special Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/CFRX2023SM. Be sure to have your 16-digit control number included on your proxy card or the instructions that accompanied your proxy materials in order to join the Special Meeting.

At the Special Meeting, stockholders will be asked to consider and act upon the following matters:

1.

To approve amendments to the Company’s amended and restated certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-80, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.

2.

To approve the issuance of 4,350,000 shares of the Company’s common stock and the issuance of an aggregate of 212,704,260 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).

3.	To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Stockholders of record at the close of business on December 22, 2022 will be entitled to notice of and to vote at the Special Meeting or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 28 Wells Avenue, Yonkers, New York 10701 for a period of ten days prior to the Special Meeting and will be available on the virtual meeting site for those stockholders who have joined the meeting using their 16-digit control number. The Special Meeting may be continued or adjourned from time to time without notice other than by announcement at the Special Meeting.

Whether or not you expect to attend the Special Meeting, we urge you to vote. You may submit your proxy by telephone or online, or by completing, signing, dating and returning the enclosed proxy card or voting instruction form. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy.

By Order of the Board of Directors,

Natalie Bogdanos
General Counsel, Corporate Secretary & Data Protection Officer

January 3, 2023

INFORMATION ABOUT THIS PROXY STATEMENT	1

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1

PROPOSAL 1 APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	6

PROPOSAL 2 APPROVAL OF THE ISSUANCE OF 4,350,000 SHARES OF COMMON STOCK AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS TO PURCHASE UP TO 212,704,260 SHARES OF COMMON STOCK, IN EACH CASE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)	18

PROPOSAL 3 APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING	25

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26

OTHER MATTERS	28
Solicitation of Proxies	28
Householding	28
Stockholder Proposals for 2023 Annual Meeting	28

APPENDIX A CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CONTRAFECT CORPORATION	A-1

APPENDIX B FORM OF PRE-FUNDED COMMON STOCK PURCHASE WARRANT	B-1

APPENDIX C FORM OF CLASS A COMMON STOCK PURCHASE WARRANT	C-1

APPENDIX D FORM OF CLASS B COMMON STOCK PURCHASE WARRANT	D-1

CONTRAFECT CORPORATION

28 WELLS AVENUE, THIRD FLOOR

YONKERS, NEW YORK 10701

PROXY STATEMENT

For the Special Meeting of Stockholders to be Held on Tuesday, January 31, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ContraFect Corporation (“ContraFect,” the “Company,” “we,” “us” or “our”) for use at the Special Meeting of Stockholders (“Special Meeting”) to be held on Tuesday, January 31, 2023, beginning at 9:00 a.m., Eastern time, and at any continuation, postponement or adjournment of the Special Meeting.

The Special Meeting will be a completely virtual meeting, conducted via live webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CFRX2023SM and entering your 16-digit control number included on your proxy card. On or about January 3, 2023, we are releasing this proxy statement and accompanying proxy materials to our stockholders of record on the record date for the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 31, 2023

THIS PROXY STATEMENT IS ALSO AVAILABLE ONLINE AT WWW.PROXYVOTE.COM.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You have received these proxy materials because the Company’s Board is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

What is the purpose of the Special Meeting?

At our Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

1.

the approval of amendments to our amended and restated certificate of incorporation, as amended (our “Certificate of Incorporation”) to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-80, as determined by our Board of Directors in its discretion, subject to the Board’s authority to abandon such amendments (“Proposal 1” or the “Reverse Stock Split proposal”);

2.

the approval of the issuance of 4,350,000 shares of our common stock and the issuance of an aggregate of 212,704,260 shares of our common stock issuable upon the exercise of warrants to purchase our common stock, in accordance with Nasdaq Listing Rule 5635(d) (“Proposal 2” or the “Stock Issuance proposal”); and

3.

the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 (“Proposal 3” or the “Adjournment proposal”).

Who is entitled to vote?

You are entitled to vote at the Special Meeting, or any continuation, postponement or adjournment of the Special Meeting, only if you were a stockholder of record at the close of business on the record date, December 22, 2022, or if you hold a valid proxy for the Special Meeting. The number of stockholders of record as of the December 22, 2022 record date was 71. Holders of shares of our common stock are entitled to one vote per share.

Who can attend the meeting?

We have decided to hold the Special Meeting entirely online. You may attend the Special Meeting online only if you are a stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. You may attend and participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/CFRX2023SM. To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 16-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting time, and you should allow ample time for check-in procedures.

What constitutes a quorum?

The presence electronically or by proxy of the holders of a majority of the voting power of our outstanding common stock entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. Each holder of our common stock is entitled to one vote for each share held as of the record date. As of the December 22, 2022 record date, 43,682,721 shares of our common stock were outstanding and entitled to vote.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by:

•

Mail by marking, signing and dating your proxy card and promptly returning it in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received no later than January 30, 2023;

•	The Internet by accessing the proxy materials on the secured website, www.proxyvote.com and following the voting instructions on that website; or

•	Telephone by calling toll-free 1-800-690-6903 and following the recorded instructions.

The persons named as your proxy holders on the proxy card will vote the shares represented by your proxy in accordance with the specifications you make. Please carefully consider the information contained in this Proxy Statement. Whether or not you expect to attend the Special Meeting electronically, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. If you submit your proxy, you may still decide to attend the Special Meeting and vote your shares electronically. To attend and participate in the Special Meeting, stockholders of record will need the 16-digit control number included on your proxy card.

Beneficial Owners. If your shares are held in a brokerage account, by a bank, by a trustee, or by another nominee (also referred to as held in “street name”), please follow the voting instructions provided by your broker or other nominee. Most brokers or other nominees permit their customers to vote by telephone or by Internet, in addition to voting by signing, dating and returning the voting instruction form provided by the broker or other nominee.

If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet.

What is the difference between Stockholder of Record and Beneficial Owner?

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and the notice of the Special Meeting (the “Notice”) and Proxy Statement were sent directly to you on behalf of the Company.

Beneficial Owners. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice and Proxy Statement were forwarded to you on behalf of that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

Can I change or revoke my proxy after I have delivered my proxy?

Stockholders of Record. Prior to the Special Meeting, you may change your vote by submitting a later dated proxy in one of the manners authorized and described in this Proxy Statement. You may also give a written notice of revocation to our Corporate Secretary, as long as it is delivered to our Corporate Secretary at our headquarters, at 28 Wells Avenue, Third Floor, Yonkers, New York 10701, on or before January 30, 2023. You also may revoke any proxy given pursuant to this solicitation by attending the Special Meeting and voting electronically. However, the mere attendance of a stockholder at the Special Meeting will not revoke a proxy previously given unless you follow one of the revocation procedures referenced above.

Beneficial Owners. If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or cast your vote electronically at the Special Meeting.

Will my shares be voted if I don’t return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not return your proxy or vote by virtual ballot at the Special Meeting. If your shares are held in “street name” by a bank, broker or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares. Under applicable stock exchange rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. Proposal 1 and Proposal 3 are each considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 1 and Proposal 3. Proposal 2 is considered “non-routine.” Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to Proposal 2. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•

FOR the approval of amendments to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-80, as determined by our Board of Directors in its discretion;

•

FOR the approval of the issuance of 4,350,000 shares of our common stock and the issuance of an aggregate of 212,704,260 shares of our common stock issuable upon the exercise of warrants to purchase our common stock, in accordance with Nasdaq Listing Rule 5635(d); and

•

FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

Beneficial Owners. If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. If a broker lacks discretionary voting power and you fail to provide voting instructions for your shares, a broker non-vote occurs. Proposal 1 and Proposal 3 are each considered a “routine” proposal. Therefore, if you do not provide voting instructions to your broker, your broker may vote your shares with respect to Proposal 1 and Proposal 3. Proposal 2 is considered “non-routine.” Therefore, if you do not provide voting instructions to your broker, you broker may not vote your shares with respect to Proposal 2.

However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your vote will not be cast and will have the effect of a vote against Proposal 1. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Special Meeting.

What is the vote required to approve each matter?

Proposal 1: Approval of Amendments to our Certificate of Incorporation. The affirmative vote of a majority of the Company’s outstanding common stock is required to approve Proposal 1. Abstentions will have the same effect as votes against Proposal 1. Because brokers have discretionary authority to vote on Proposal 1, we do not expect any broker non-votes in connection with this proposal. The Board of Directors recommends that you vote “FOR” Proposal 1.

Proposal 2: Approval of the Stock Issuance. The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively is required for approval of Proposal 2. Broker non-votes and abstentions will have no effect on the outcome of Proposal 2. The Board of Directors recommends that you vote “FOR” Proposal 2.

Proposal 3: Approval of the Adjournment of the Special Meeting. The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively is required for approval of Proposal 3. Abstentions will have no effect on the outcome of Proposal 3. Because brokers have discretionary authority to vote on Proposal 3, we do not expect any broker non-votes in connection with this proposal. The Board of Directors recommends that you vote “FOR” Proposal 3.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting by the Board. The inspector of election will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes, if any. The Board has appointed a representative of Broadridge to serve as the inspector of election at the Special Meeting.

Are there other matters to be voted on at the Special Meeting?

No. The only matters to be voted on at the Special Meeting are Proposals 1, 2 and 3. Under Section 2.3 of our Amended and Restated Bylaws, only the matters indicated in the notice of meeting accompanying this proxy statement may be transacted at the Special Meeting.

Why hold a virtual meeting?

We believe that hosting a virtual meeting is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world, particularly in the event of heightened concerns over COVID-19. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/CFRX2023SM. You also will be able to vote your shares electronically at the Special Meeting by following the instructions above.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/CFRX2023SM.

Will there be a question and answer session during the Special Meeting?

As part of the Special Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the meeting matters, for 15 minutes after the completion of the Special Meeting. Only stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and must relate to the meeting matters. We will not address questions that are, among other things:

•	irrelevant to the business of the Special Meeting;

•	related to material non-public information of the Company, including the status or results of our business or clinical trials since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two-question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?”.

Our Board encourages stockholders to attend the Special Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the Special Meeting by logging in with their 16-digit control number may vote their stock electronically at the meeting even though they may have sent in their proxies.

PROPOSAL 1

APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board has adopted and is recommending that our stockholders approve amendments to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-80, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendments to our Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware, is attached to this proxy statement as Appendix A.

By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of our common stock between ten (10) and eighty (80), inclusive, would be combined into one share of our common stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware, and all other amendments will be abandoned. The Board may also elect not to effect any Reverse Stock Split.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our common stock, the anticipated impact of the Reverse Stock Split on the trading price of our common stock and on the number of holders of our common stock, and the continued listing requirements of The Nasdaq Capital Market. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-10 to 1-for-80 but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed Reverse Stock Split amendments would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our common stock, see “-Principal Effects of the Reverse Stock Split- Relative Increase in Number of Authorized Shares of Common Stock for Issuance” below.

Purpose and Background of the Reverse Stock Split

On December 22, 2022, the Board approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split for the following reasons:

•

The Board believes that effecting the Reverse Stock Split could be an effective means of regaining compliance with the minimum bid price requirement for continued listing of our common stock on The Nasdaq Capital Market;

•

The Board believes that continued listing on The Nasdaq Capital Market provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of The Nasdaq Capital Market. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards;

•

The Board believes that a higher stock price, which may be achieved through a Reverse Stock Split, could help generate investor interest in the Company and help attract, retain, and motivate employees; and

•

The Board believes that some potential employees are less likely to work for the Company if we have a low stock price or are no longer listed on The Nasdaq Capital Market, regardless of size of our overall market capitalization.

Nasdaq Requirements for Continued Listing

Our common stock is quoted on The Nasdaq Capital Market under the symbol “CFRX.” One of the requirements for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) is maintenance of a minimum closing bid price of $1.00. On December 22, 2022, the closing market price per share of our common stock was $0.1031, as reported by The Nasdaq Capital Market.

On August 25, 2022, we received a written notification from The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we had failed to comply with the minimum bid price requirement because the bid price for our common stock over a period of 30 consecutive business days prior to such date had closed below the minimum $1.00 per share requirement (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have been provided an initial period of 180 calendar days, or until February 21, 2023, to regain compliance with the minimum Bid Price Requirement of $1.00 per share. If the Company does not regain compliance with Rule 5550(a)(2) by February 21, 2023, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Requirement, and would need to provide written notice of its intention to cure the deficiency during the second compliance period, for example, by effecting a reverse stock split, if necessary. However, if it appears to the Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq would notify the Company that its securities would be subject to delisting (a “Staff Delisting Determination”). In addition, if the Company has a closing bid price of $0.10 or less for a period of 10 consecutive business days, Nasdaq would also issue a Staff Delisting Determination letter. In the event of either such notification, the Company may appeal the Nasdaq staff’s determination to delist its securities. There can be no assurance that the Company will be eligible for the additional 180 calendar day compliance period, if applicable, or that the Nasdaq staff would grant the Company’s request for continued listing subsequent to any delisting notification.

In addition, on November 22, 2022, the Company received a written notification from Nasdaq indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Form 10-Q”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for the Nasdaq Capital Market, which requires that a listed company’s stockholders’ equity be at least $2.5 million (the “Stockholders’ Equity Requirement”). As reported on its Form 10-Q, the Company’s stockholders’ equity as of September 30, 2022 was approximately $(3.1) million. In accordance with Nasdaq Listing Rule 5810(c)(2)(C), the Company has 45 calendar days from November 22, 2022, or until January 6, 2023, to submit a plan to regain compliance with Nasdaq Listing Rule 5550(b)(1). If the Company’s compliance plan is accepted by Nasdaq, then Nasdaq may, in its discretion, grant the Company up to 180 calendar days from November 22, 2022, or until May 21, 2023, to evidence compliance. If Nasdaq does not accept the Company’s plan, then Nasdaq may issue a Staff Delisting Determination letter and the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Company is currently evaluating various alternative courses of action, including submitting to Nasdaq a plan to regain compliance with the Nasdaq Capital Market listing requirements before January 6, 2023. However, there can be no assurance that the Company will be able to satisfy the Nasdaq Capital Market’s continued listing requirements, regain compliance with the minimum Stockholders’ Equity Requirement or the Bid Price Requirement, or maintain compliance with the other listing requirements.

If our common stock is delisted from the Nasdaq Capital Market, we cannot assure you that our common stock would be listed on another national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from the Nasdaq Capital Market, or even the issuance of a notice of potential delisting, would also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.

Potential Increased Investor Interest

In addition, in approving the proposed Reverse Stock Split amendments, the Board considered that the Reverse Stock Split and the expected resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders.

In the event that our common stock were to be delisted from The Nasdaq Capital Market, our common stock would likely trade in the over-the-counter market. If our common stock were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our common stock.

Employee Retention

The Board believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on Nasdaq. Accordingly, the Board believes that maintaining Nasdaq listing qualifications for our Common Stock, can help attract, retain, and motivate employees and members of our Board.

In light of the factors mentioned above, our Board unanimously approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split as a potential means of increasing and maintaining the price of our common stock to above $1.00 per share in compliance with Nasdaq requirements. To the extent that the Reverse Stock Split facilitates our ability to raise equity capital, it may also facilitate our ability to comply with the minimum Stockholders’ Equity Requirement under Nasdaq’s continued listing requirements.

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time that the Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-10 to 1-for-80. The Board can only authorize the filing of one Reverse Stock Split amendment and all other Reverse Stock Split amendments will be abandoned. The Board also has the authority to abandon all Reverse Stock Split amendments.

In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:

•	our ability to maintain the listing of our common stock on The Nasdaq Capital Market;

•	the historical trading price and trading volume of our common stock;

•	the number of shares of our common stock outstanding immediately before and after the Reverse Stock Split;

•	the dilutive impact of any potential exercise of the Company’s outstanding warrants to purchase common stock and the related impact on the trading price of the Company’s common stock;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our common stock;

•	the anticipated impact of a particular ratio on the number of holders of our common stock; and

•	prevailing general market conditions.

We believe that granting the Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

•

The market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;

•

The Reverse Stock Split will result in a per share price that will increase the level of investment in our common stock by institutional investors or increase analyst and broker interest in our Company;

•	The Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and

•

The market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our common stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our common stock after the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our common stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our common stock immediately after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock.

While we aim that the Reverse Stock Split will be sufficient to satisfy the Minimum Bid Requirement, it is possible that, even if the Reverse Stock Split results in a bid price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy Nasdaq’s additional criteria for continued listing of our common stock on The Nasdaq Capital Market, including but not limited to the Stockholders’ Equity Requirement and the requirement that we have at least 300 stockholders.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our common stock does not increase as a result of the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

Issued and Outstanding Shares of Common Stock

If the Reverse Stock Split is approved and effected, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. After the Reverse Stock Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Relative Increase in Number of Authorized Shares of Common Stock for Issuance

The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 125,000,000 shares of common stock, par value $0.0001 per share, and 25,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock,” and together with our common stock, our “Capital Stock”).

Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

If the proposed Reverse Stock Split amendments are approved, all or any of the authorized and unissued shares of our common stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share.

The Company regularly considers its capital requirements and may conduct equity offerings in the future, particularly as it seeks to comply with the Stockholders’ Equity Requirement.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Effect on Outstanding Equity Incentive Plans and Warrants

The Company maintains the Amended and Restated 2008 Equity Incentive Plan (the “2008 Plan”), the 2014 Omnibus Incentive Plan (the “2014 Plan”), the 2021 Employment Inducement Omnibus Incentive Plan (the “Inducement Plan”) and the 2022 Employee Stock Purchase Plan (the “ESPP” and together with the 2008 Plan, the 2014 Plan and the Inducement Plan, the “Equity Plans”), which are designed primarily to provide stock-based incentives to individual service providers of the Company. As of December 22, 2022, no purchase rights were outstanding under the ESPP and options to purchase 4,456,953 shares of our common stock (and no other awards) were outstanding under the other Plans. In addition, we have issued to third party investors and others warrants to purchase shares of our common stock. As of December 22, 2022, we had issued and outstanding warrants to purchase up to 222,029,781 shares of our common stock, inclusive of warrants to purchase 162,790,695 shares of our common stock that only become exercisable upon receipt of Stockholder Approval (as defined in Proposal 2 herein). In the event of a Reverse Stock Split, our Board generally has the discretion to determine the appropriate adjustment to awards granted and share-based limits under the Plans. Further, the terms of the warrants provide for appropriate adjustments in the event of a stock split. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time (as defined below) the number of shares issuable upon exercise and the exercise price of all outstanding options under the Plans will be proportionately adjusted (and rounded down to the nearest whole share in the case of shares and up to the nearest whole cent in the case of exercise prices) based on the Reverse Stock Split ratio selected by our Board, subject to the terms of such Plans and options, as applicable, and the number of shares issuable upon exercise and the exercise price of the Company’s outstanding warrants will be proportionately adjusted pursuant to the terms of the applicable warrants or warrant agreements. To the extent Proposal 2 is also approved at the Special Meeting, effective at the Effective Time, the warrants to purchase 162,790,695 shares of our common stock that are subject to the Stockholder Approval will also become exercisable, as adjusted based on the Reverse Stock Split ratio in accordance with the terms of such warrants. In addition, the number of shares available for future issuance and any share-based award limits under the 2014 Plan, the Inducement Plan and the ESPP and the numbers of shares subject to awards to be automatically granted in the future under the 2014 Plan pursuant to our non-employee director compensation program will be proportionately reduced based on the Reverse Stock Split ratio selected by our Board.

Our Board has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

Effects of the Amendment on our Common Stock

After the effective time of the amendment to our Certificate of Incorporation, each stockholder will own fewer shares of our common stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock, the proposed amendments will result in a relative increase in the number of authorized and unissued shares of our common stock. All outstanding options and warrants to purchase shares of our common stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

Impact of Reverse Stock Split on Capital Structure (Assuming Proposal 2 is Approved)

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-10, 1-for-35, 1-for-50, 1-for-65, or 1-for-80 based on share information as of the close of business on December 22, 2022. The below chart, for columns reflecting the Reverse Stock Split, assumes that Proposal 2 is also approved. The below does not give effect to any other changes, including any issuance of securities, after December 22, 2022.

	Number of shares of common stock before Reverse Stock Split	1-for-10	1-for 35	1-for-50	1-for-65	1-for-80
Authorized	125,000,000	125,000,000	125,000,000	125,000,000	125,000,000	125,000,000
Issued and Outstanding	43,682,721	4,368,272	1,248,077	873,654	672,041	546,034
Issuable under Outstanding Warrants (1)	59,239,086	22,202,977	6,343,707	4,440,594	3,415,842	2,775,371
Issuable under Outstanding Stock Options	4,456,953	445,695	127,341	89,139	68,568	55,711
Reserved for Issuance (2)	1,893,680	189,368	54,105	37,873	29,133	23,671
Authorized but Unissued (3)	17,621,240	97,983,056	117,280,875	119,596,613	120,843,549	121,622,884

(1)

The amounts in the column “Number of shares of common stock before Reverse Stock Split” do not reflect 162,790,695 warrants to purchase our common stock that are exercisable only upon (i) the approval by our stockholders and the effectiveness of an amendment to our certificate of incorporation that either (x) combines outstanding shares of common stock with such combination ratio as determined by our Board and/or (y) authorizes additional shares of common stock to such number as determined by our Board, in each case, so as to enable the issuance of a number of shares equal to, in addition to all of our outstanding common stock, at least all of the shares of common stock underlying the Pre-Funded Warrant (as defined in Proposal 2) and the Private Warrants (as defined in Proposal 2) (disregarding any limitations on the exercise thereof), and (ii) such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from our stockholders with respect to the transactions described in Proposal 2 below. However, the amounts “Issuable under Outstanding Warrants” for each ratio in the table after the Reverse Stock Split assume that the foregoing conditions have been satisfied (including by approval of Proposal 2) and, therefore, that such warrants have become exercisable.

(2)	Shares reserved for future issuance under the Company’s existing equity incentive plans, excluding shares issuable under outstanding stock options.
(3)

Shares authorized but unissued represent common stock available for future issuance beyond shares outstanding as of December 22, 2022 and shares issuable under outstanding warrants and stock options. See note (1) above.

Impact of Reverse Stock Split on Capital Structure (Assuming Proposal 2 is Not Approved)

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-10, 1-for-35, 1-for-50, 1-for-65, or 1-for-80 based on share information as of the close of business on December 22, 2022, but does not give effect to any other changes, including any issuance of securities after December 22, 2022.

	Number of shares of common stock before Reverse Stock Split	1-for-10	1-for 35	1-for-50	1-for-65	1-for-80
Authorized	125,000,000	125,000,000	125,000,000	125,000,000	125,000,000	125,000,000
Issued and Outstanding	43,682,721	4,368,272	1,248,077	873,654	672,041	546,034
Issuable under Outstanding Warrants (1)	59,239,086	5,923,908	1,692,545	1,184,781	911,370	740,488
Issuable under Outstanding Stock Options	4,456,953	445,695	127,341	89,139	68,568	55,711
Reserved for Issuance (2)	1,893,680	189,368	54,105	37,873	29,133	23,671
Authorized but Unissued (3)	17,621,240	114,262,125	121,932,037	122,852,426	123,348,021	123,657,767

(1)

The amounts in the above table do not reflect 162,790,695 warrants to purchase our common stock that are exercisable only upon (i) the approval by our stockholders and the effectiveness of an amendment to our certificate of incorporation that either (x) combines outstanding shares of common stock with such combination ratio as determined by our Board and/or (y) authorizes additional shares of common stock to such number as determined by our Board, in each case, so as to enable the issuance of a number of shares equal to, in addition to all of our outstanding common stock, at least all of the shares of common stock underlying the Pre-Funded Warrant (as defined in Proposal 2) and the Private Warrants (as defined in Proposal 2) (disregarding any limitations on the exercise thereof), and (ii) such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from our stockholders with respect to the transactions described in Proposal 2 below.

(2)	Shares reserved for future issuance under the Company’s existing equity incentive plans, excluding shares issuable under outstanding stock options.
(3)

Shares authorized but unissued represent common stock available for future issuance beyond shares outstanding as of December 22, 2022 and shares issuable under outstanding warrants and stock options. See note (1) above.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the proposed amendments to our Certificate of Incorporation are approved by the Company’s stockholders and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m. Eastern time, on the date the certificate of amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the Reverse Stock Split ratio contained in the certificate of amendment.

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. If you hold shares of common stock in book-entry form, you will not need to take any action to receive post-reverse stock split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).

Some stockholders may hold their shares of common stock in certificate form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-reverse stock split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-reverse stock split shares of our common stock for a statement of ownership. When you submit your certificate or certificates representing the pre-reverse stock split shares of our common stock, your post-reverse stock split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-reverse stock split shares you own, you will receive a statement indicating the number of post-reverse stock split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a certificate representing your post-reverse stock split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning at the Effective Time, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such stockholder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.

After the Reverse Stock Split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-reverse stock split stockholders to the extent that there are stockholders holding fewer than that number of pre-reverse stock split shares within the reverse stock split ratio that is determined by the Board as described above. Reducing the number of post-reverse stock split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal 1 as a result of their ownership of shares of our common stock, as set forth in the section entitled “Stock Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in Proposal 1 that are different from or greater than those of any of our other stockholders.

Anti-takeover Effects of Proposed Amendments

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendments to our Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.0001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged as a result of the Reverse Stock Split. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold their shares of common stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the U.S. Internal Revenue Code, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (as defined below); or (xiii) certain former citizens or long-term residents of the United States.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. Stockholders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who receives cash in lieu of a fractional share of common stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder who receives cash in lieu of a fractional share in the Reverse Stock Split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the stockholder’s adjusted tax basis allocable to the fractional share. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A stockholder may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. Stockholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability; provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.

Vote Required

Approval of the amendments to our Certificate of Incorporation requires the affirmative vote of a majority of the common stock outstanding and entitled to vote at the Special Meeting. Abstentions will have the same effect as votes against this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

APPROVAL OF THE ISSUANCE OF 4,350,000 SHARES OF COMMON STOCK AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS TO PURCHASE UP TO 212,704,260 SHARES OF COMMON STOCK, IN EACH CASE, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D)

The discussion of (i) our pre-funded warrant to purchase 49,913,565 shares of our common stock (the “Pre-Funded Warrant”) and (ii) our Class A Common Stock Purchase Warrant to purchase 108,527,130 shares of our common stock (the “Class A Warrant”) and our Class B Common Stock Purchase Warrant to purchase 54,263,565 shares of our common stock (the “Class B Warrant” and, together with the Class A Warrant, the “Private Warrants”) issued in a private placement and the holders thereof as set forth in this proxy statement is qualified in its entirety by reference to the form of Pre-Funded Common Stock Purchase Warrant evidencing the Pre-Funded Warrant and the form of Class A Common Stock Purchase Warrant and the form of Class B Common Stock Purchase Warrant evidencing such Private Warrants, respectively, which set forth the terms, conditions and rights of such Pre-Funded Warrant and Private Warrants, as applicable. A copy of the form of Pre-Funded Common Stock Purchase Warrant, the form of Class A Common Stock Purchase Warrant and the form of Class B Common Stock Purchase Warrant are attached to this proxy statement as Appendix B, Appendix C and Appendix D, respectively, and hereby incorporated by reference into this proxy statement. We encourage you to read each of the form of Pre-Funded Common Stock Purchase Warrant, the form of Class A Common Stock Purchase Warrant and the form of Class B Common Stock Purchase Warrant carefully and, in its entirety, as it is the legal document that governs the respective warrants.

General

We are asking stockholders to approve the direct issuance of shares of our common stock and the issuance of shares of our common stock upon the exercise of the Pre-Funded Warrant and the Private Warrants, discussed below, in accordance with Nasdaq Listing Rule 5635(d), as described in more detail below.

Note that the share amounts in this Proposal 2 do not reflect the approval and effectiveness of the Reverse Stock Split. If Proposal 1 is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, the number of shares issuable upon exercise and the exercise price of the warrants to purchase shares of our common stock that are subject to the Stockholder Approval will be proportionately adjusted based on the Reverse Stock Split ratio selected by our Board in accordance with the terms of such warrants.

Warrant Issuance under Purchase Agreement

On December 12, 2022, we entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”). The Purchase Agreement provided for the sale and issuance by us of an aggregate of: (i) 4,350,000 shares (the “Shares”) of our common stock, $0.0001 par value per share, (ii) a Pre-Funded Warrant to purchase up to 49,913,565 shares of Common Stock, (iii) a Class A Warrant to purchase up to 108,527,130 shares of common stock, and (iv) a Class B Warrant to purchase up to 54,263,565 shares of common stock (the securities described in clauses (i) through (iv), collectively, the “Securities”). The offering price per Share was $0.1290. The offering price per underlying share of the Pre-Funded Warrant was $0.1289, and the exercise price was $0.0001 per underlying share. The exercise price per underlying share of each of the Private Warrants was $0.1290.

The Shares and the Pre-Funded Warrant were offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-246359) and a related prospectus supplement filed with the Securities and Exchange Commission (the “Registered Direct Offering”). The Private Warrants were sold in a concurrent private placement (the “Private Placement”), exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended (the “Securities Act”).

The Pre-Funded Warrant is immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrant is exercised in full, subject to the Beneficial Ownership Limitation (as described below).

Each Private Warrant will be exercisable only following Stockholder Approval (as described below). The Class A Warrant will expire on the fifth anniversary of the date on which such Class A Warrants become exercisable. The Class B Warrant will expire on the six-month anniversary of the date on which such Class B Warrants become exercisable. The Private Warrants contain standard adjustments to the exercise price including for stock splits, stock dividend, rights offerings and pro rata distributions, and, until the date that is 18 months (in the case of the Class A Warrant) or six months (in the case of the Class B Warrant) after the date upon which the applicable Private Warrants first become exercisable, include full ratchet anti-dilutive adjustment rights in the event we issue shares of our common stock or common stock equivalents with a value less than the then effective exercise price of such Private Warrants, subject to certain customary exceptions, and further subject to a minimum exercise price of $0.03225 per share. The Private Warrants also include certain rights upon “fundamental transactions” as described in the Private Warrants, including the right of the holders thereof to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in such fundamental transaction in the amount of the Black Scholes value (as described in such Private Warrants) of the unexercised portion of the applicable Private Warrants on the date of the consummation of such fundamental transaction.

The Pre-Funded Warrant includes cashless exercise rights at all times, and the Private Warrants include cashless exercise rights to the extent the shares of Common Stock underlying the Private Warrants are not registered under the Securities Act.

Under the Purchase Agreement, we agreed to hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) by no later than February 21, 2023 for the purpose of obtaining the following approvals (referred to herein, collectively, as the “Stockholder Approval”): (i) the approval by our stockholders and the effectiveness of an amendment to our certificate of incorporation that either (x) combines outstanding shares of Common Stock with such combination ratio as determined by our board of directors and/or (y) authorizes additional shares of Common Stock to such number as determined by our board of directors, in each case, so as to enable the issuance of a number of shares equal to, in addition to all of our outstanding Common Stock, at least all of the shares of Common Stock being offered in the Registered Direct Offering, plus all of the shares of Common Stock underlying the Pre-Funded Warrant, plus all of the shares of common stock underlying the Private Warrants (disregarding any limitations on the exercise thereof), and (ii) such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) from our stockholder with respect to the Registered Direct Offering and Private Placement transactions. We are seeking the Stockholder Approval through and pursuant to the Reverse Stock Split proposal and the Share Issuance proposal at the Special Meeting.

Under the terms of the Pre-Funded Warrant and Private Warrants, a holder will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of our common stock beneficially owned by the holder (together with its affiliates, any other persons acting as a group together with the holder or any of the holder’s affiliates, and any other persons whose beneficial ownership of our common stock would or could be aggregated with the holder’s for purposes of Section 13(d) or Section 16 of the Securities Exchange Act of 1934, as amended) would exceed 9.99% (in the case of the Pre-Funded Warrant) and 4.99% (in the case of the Private Warrants) of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased at the holder’s election upon 61 days’ notice to the Company subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99% (collectively, the “Beneficial Ownership Limitation”).

Under the Purchase Agreement, we also agreed to, as soon as practicable (and in any event within 60 calendar days of the date of Purchase Agreement), file a registration statement providing for the resale by the

Purchaser of the shares of our common stock issuable upon exercise of the Private Warrants, use commercially reasonable efforts to cause such registration statement to become effective within 181 days following the closing date of the Private Placement and to keep such registration statement effective at all times until the Purchaser no longer owns any Private Warrants or shares of common stock issuable upon exercise thereof.

The Private Warrants may not be exercised by the holder thereof at all until or unless our stockholders have approved not only the Reverse Stock Split proposal but also the issuance of shares of common stock upon the exercise of such Private Warrants pursuant to the applicable rules and regulations of the Nasdaq Stock Market, including the issuance of the shares of common stock issuable upon exercise of the Private Warrants in excess of 19.99% of the issued and outstanding common stock on the closing date of the offering, which we are seeking pursuant to the Stock Issuance proposal at the Special Meeting. Subject to the rules and regulations of the Nasdaq Capital Market, we may at any time during the term of the Private Warrants, reduce the then current exercise price thereof to any amount and for any period of time deemed appropriate by our Board of Directors.

The offering of the Shares, Pre-Funded Warrant and Private Warrants resulted in gross proceeds to us of approximately $7.0 million. The net proceeds to us from such transaction are expected to be approximately $6.2 million, after deducting placement agent fees and expenses and estimated offering expenses payable by us. We intend to use the net proceeds from the offering to fund a Phase 1b/2 safety and efficacy trial for our product candidate, exebacase, as a treatment for patients with chronic Staphylococcal prosthetic joint infections of the knee, to fund the submission of an investigational new drug application and initiate a Phase 1a/1b trial of CF-370, an engineered lysin targeting Gram-negative pathogens, and for working capital and other general corporate purposes. On December 12, 2022, we also entered into a placement agent agreement with Maxim Group LLC (the “Placement Agent”). Pursuant to the terms of the Placement Agent Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Securities. The Company paid the Placement Agent a cash fee equal to 7.0% of the gross proceeds generated from the sale of the Securities and reimbursed the Placement Agent for certain of its expenses in an aggregate amount of $50,000.

The transactions contemplated by the Purchase Agreement closed on December 15, 2022.

Pursuant to the Purchase Agreement, we agreed that, subject to certain exceptions, (i) we will not issue any shares of Common Stock for a period of 90 days following the closing date under the Purchase Agreement, subject to certain customary and pre-agreed exceptions and that (ii) we will not effect or enter into any equity line of credit or “at-the-market offering” for a period of 12 months following such closing date.

We also agreed to provide the Purchaser a right of participation for 12 months following the closing date to participate up to 25% in any subsequent offering we may undertake of equity or debt.

The offering of the Shares, Pre-Funded Warrant and the shares of common stock issuable upon exercise of the Pre-Funded Warrant was made pursuant to a registration statement on Form S-3 (File No. 333- 266432), which was filed by the Company with the Securities and Exchange Commission on July 29, 2022, and declared effective on August 8, 2022, as supplemented by a prospectus supplement dated October 4, 2022.

The Private Warrants and the shares of common stock issuable upon exercise of the Private Warrants are not registered under the registration statement discussed above, and are instead were sold in a private transaction, exempt from registration under the Securities Act.

The summary of the terms of the Pre-Funded Warrant above is qualified in its entirety by reference to the copy of the form of Pre-Funded Common Stock Purchase Warrant evidencing the Pre-Funded Warrant, which is included herewith as Appendix B and incorporated herein by reference. The summary of the terms of the Private Warrants above is qualified in its entirety by reference to the copy of the form of Class A Common Stock Purchase Warrant and the form of Class B Common Stock Purchase Warrant evidencing such Private Warrants, which is included herewith as Appendix C and Appendix D and incorporated herein by reference. You should read this summary together with such forms evidencing the Pre-Funded Warrant and the Private Warrants, as applicable.

Stockholder Approval

As described above, pursuant to the Purchase Agreement, we agreed to hold a special meeting of stockholders or take action via written consent of stockholders, at the earliest practical date, but no later than February 21, 2023, for the purpose of obtaining the Stockholder Approval (as described above), with the recommendation of our Board of Directors that such proposal be approved, and to solicit proxies from our stockholders in connection therewith. We are required to use our reasonable best efforts to obtain such Stockholder Approval. If we do not obtain Stockholder Approval at the first meeting, we are required to call a meeting every six months thereafter to seek Stockholder Approval until the earlier of the date that Stockholder Approval is obtained or the Private Warrants are no longer outstanding. As discussed above, one of the purposes of the Special Meeting is to satisfy the above requirement of the Purchase Agreement.

A vote in favor of the Stock Issuance proposal is a vote “for” approval of the issuance of the Shares issued under the Purchase Agreement and shares of our common stock issuable upon exercise of the Pre-Funded Warrant and the Private Warrants issuable under the Purchase Agreement. However, even if this Proposal 2 is approved, the Private Warrants will not become exercisable unless and until the approval by our stockholders and the effectiveness of an amendment to our certificate of incorporation that either (x) combines outstanding shares of common stock with such combination ratio as determined by our Board and/or (y) authorizes additional shares of common stock to such number as determined by our Board, in each case, so as to enable the issuance of a number of shares equal to, in addition to all of our outstanding common stock, at least all of the shares of common stock issued under the Purchase Agreement and issuable upon exercise of the Pre-Funded Warrant and the Private Warrants issuable under the Purchase Agreement (disregarding any limitations on the exercise thereof). The approval and implementation of the Reverse Stock Split described in Proposal 1 would satisfy this requirement.

The issuance of the Shares under the Purchase Agreement, together with the exercise of the Pre-Funded Warrant and the Private Warrants, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of December 15, 2022, the date that the Shares, the Pre-Funded Warrant and the Private Warrants were issued by us.

Nasdaq Listing Rule 5635(d), requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

Of the Securities issued and sold at the closing under the Purchase Agreement, the Shares and the Pre-Funded Warrant were sold at a price per share equal to the Minimum Price, and the Private Warrants were sold for no additional consideration but were not and are not exercisable at all prior to the Stockholder Approval. Therefore, if the Stockholder Approval is not obtained, no approval would be required for the issuance of the Shares and the Pre-Funded Warrant, because they were sold at an effective price equal to the Minimum Price. However, if the Stockholder Approval is obtained, then, taking into account the price of each of the Securities, the effective price at which the Shares and the Pre-Funded Warrant (in addition to the Private Warrants) could be deemed to have been less than the Minimum Price.

Accordingly, because the 217,054,260 shares of Common Stock issued at the closing or issuable upon exercise of the Pre-Funded Warrant and Private Warrants issued at the closing under the Purchase Agreement (i) either (x) in the case of the Private Warrants, were sold for a price less than the Minimum Price or (y) in the case of the Shares and the Pre-Funded Warrant, could be deemed to have been sold for a price less than the Minimum Price if the Private Warrants became exercisable, and (ii) total more than 19.99% of our outstanding shares of Common Stock on the date the Securities were issued, and because the Private Warrants further have anti-dilutive rights, we are seeking stockholder approval of the Stock Issuance proposal in respect of the issuance of the shares of Common Stock upon both the issuance of the Shares and the exercise of the Pre-Funded Warrant and the Private Warrants, pursuant to Nasdaq Listing Rule 5635(d).

Potential Adverse Effects — Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon exercise of the Pre-Funded Warrant and the Private Warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the common stock issuable upon exercise of the Pre-Funded Warrant and the Private Warrants. This means also that our current stockholders will own a smaller interest in us as a result of the exercise of the Pre-Funded Warrant and the Private Warrants and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the common stock issuable upon exercise of the Pre-Funded Warrant and the Private Warrants could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

If the Pre-Funded Warrant is exercised in full for cash, a total of 49,913,565 shares of common stock will be issuable to the holder of the Pre-Funded Warrant and this dilutive effect may be material to current stockholders of the Company. If the Private Warrants are exercised in full for cash, a total of 162,790,695 shares of common stock will be issuable to the holder of the Private Warrants and this dilutive effect may be material to current stockholders of the Company.

Risks Related to the Pre-Funded Warrant and the Private Warrants

Provisions of the Private Warrants could discourage an acquisition of us by a third party.

Certain provisions of the Private Warrants could make it more difficult or expensive for a third party to acquire us. The Private Warrants prohibit us from engaging in certain transactions constituting “fundamental transactions” unless, among other things, the surviving entity assumes our obligations under the Private Warrants. Further, the Private Warrants provide that, in the event of certain transactions constituting “fundamental transactions,” with some exceptions, holders of such warrants will have the right, at their option, to receive from us or a successor entity the same type or form of consideration (and in the same proportion) that is being offered and paid to the holders of our common stock in the fundamental transaction in the amount of the Black Scholes value (as described in such warrants) of the unexercised portion of the applicable Private Warrants on the date of the consummation of the fundamental transaction. These and other provisions of the Private Warrants could prevent or deter a third party from acquiring us even where the acquisition could be beneficial to the holders of our common stock.

The Private Warrants have certain anti-dilutive rights.

The Private Warrants include full ratchet anti-dilutive rights in the event any shares of common stock or other equity or equity equivalent securities payable in common stock are granted, issued or sold (or we enter into any agreement to grant, issue or sell), or in accordance with the terms of the applicable warrants, are deemed to have granted, issued or sold, in each case, at a price less than the exercise price, which automatically decreases the exercise price of the Private Warrants upon the occurrence of such event, as described in greater detail in the applicable warrants, subject to a minimum exercise price of $0.03225 per share. Such anti-dilution rights, if triggered, could result in a significant decrease in the exercise price of the Private Warrants, which could result in significant dilution to existing shareholders.

The Private Warrants may be accounted for as liabilities and the changes in value of such Private Warrants may have a material effect on our financial results.

We are currently evaluating the terms of the Private Warrants. It is possible that we and/or our auditors will conclude that, because of the terms of such Private Warrants, such Private Warrants should be accounted for as liability instruments. As a result, we would be required to classify the Private Warrants as liabilities. Under the liability accounting treatment, we would be required to measure the fair value of these instruments at the end of each reporting period and recognize changes in the fair value from the prior period in our operating results for the current period. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly based on factors that are outside our control. In the event the Private Warrants are required to be accounted for under liability accounting treatment, we will recognize noncash gains or losses due to the quarterly fair valuation of these warrants, which could be material. The impact of changes in fair value on our financial results may have an adverse effect on the market price of our common stock and/or our stockholders’ equity, which may make it harder for us to, or prevent us from, meeting the continued listing standards of the Nasdaq Capital Market.

There may be future sales of our common stock, which could adversely affect the market price of our common stock and dilute a stockholder’s ownership of common stock.

The exercise of (a) any options granted to executive officers and other employees under our equity compensation plans and (b) any warrants, and other issuances of our common stock could have an adverse effect on the market price of the shares of our common stock. Other than the restrictions on the Pre-Funded Warrant and the Private Warrants, we are not restricted from issuing additional shares of common stock, including any securities that are convertible into or exchangeable for, or that represent the right to receive shares of common stock, provided that we are subject to the requirements of the Nasdaq Capital Market (which generally requires stockholder approval for any transactions that would result in the issuance of 20% or more of our then outstanding shares of common stock or voting rights representing 20% or more of our then outstanding shares of stock). Sales of a substantial number of shares of our common stock in the public market or the perception that such sales might occur could materially adversely affect the market price of the shares of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Accordingly, our stockholders bear the risk that our future offerings will reduce the market price of our common stock and dilute their stock holdings in us.

We currently do not meet certain of Nasdaq Capital Market’s continued listing requirements and other Nasdaq rules. If we are unable to regain compliance, we are likely to be delisted. Delisting could negatively affect the price of our common stock, which could make it more difficult for us to sell securities in a future financing or for you to sell our common stock.

We are required to meet the continued listing requirements of the Nasdaq Capital Market and other Nasdaq rules, including those regarding director independence and independent committee requirements, minimum stockholders’ equity, minimum share price and certain other corporate governance requirements. For example, we are required to maintain a minimum bid price for our listed common stock of $1.00 per share and maintain stockholders’ equity of at least $2.5 million. If we do not meet these continued listing requirements, our common stock could be delisted. Please see “Nasdaq Requirements for Continued Listing” under Proposal 1 above for additional information about our compliance with Nasdaq continued listing requirements. We are currently and may continue to be out of compliance with Nasdaq’s listing requirements in the future.

Delisting from the Nasdaq Capital Market would cause us to pursue eligibility for trading of these securities on other markets or exchanges, or on the pink sheets. In such case, our stockholders’ ability to trade, or obtain quotations of the market value of our common stock, would be severely limited because of lower trading volumes and transaction delays. These factors could contribute to lower prices and larger spreads in the bid and ask prices of these securities. There can be no assurance that our securities, if delisted from the Nasdaq Capital Market in the future, would be listed on a national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from the Nasdaq Capital Market, or even the issuance of a notice of potential delisting, would also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.

Vote Required

Approval of the issuance of the 4,350,000 shares of our common stock issued under the Purchase Agreement and the issuance of shares of our common stock upon the exercise the Pre-Funded Warrant and the Private Warrants issued under the Purchase Agreement to purchase up to an aggregate of 212,704,260 shares of common stock, in accordance with Nasdaq Listing Rule 5635(d) requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Broker non-votes and abstentions will have no effect on the outcome of Proposal 2.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

The Board believes that if the number of shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Reverse Stock Split or the Stock Issuance proposal, it is in the best interests of the stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split proposal and/or the Stock Issuance proposal.

In this Proposal 3, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split proposal and/or the Stock Issuance proposal.

Approval of the adjournment of the Special Meeting requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions will have no effect on the outcome of Proposal 3. Because brokers have discretionary authority to vote on this proposal, we do not expect any broker non-votes in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of December 22, 2022, or such earlier date as indicated below, by:

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors;

•	each of our “named executive officers” (as such term is defined in Item 402(a)(3) of Regulation S-K under the Exchange Act); and

•	all directors and executive officers as a group.

Ownership information is based upon information furnished by the respective individuals or entities, as the case may be, unless otherwise indicated below. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. The percentage of common stock beneficially owned is based on 43,682,721 shares outstanding as of December 22, 2022. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of December 22, 2022 are considered outstanding and beneficially owned by the person holding the options or warrants for the purposes of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each person or entity identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by such person or entity. Unless otherwise provided, the address of each individual listed below is c/o ContraFect Corporation, 28 Wells Avenue, 3rd Floor, Yonkers, New York 10701.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned (%)
5% Stockholders:
Armistice Capital Master Fund Ltd. (1)	4,365,250	9.99
Directors and Named Executive Officers:
Roger J. Pomerantz, M.D. F.A.C.P. (2)	769,937	1.73
Steven C. Gilman (3)	209,080		*
Sol J. Barer, Ph.D. (4)	161,451		*
Lishan Aklog, M.D. (5)	68,500		*
Jane F. Barlow, M.D. (6)	43,500		*
David N. Low, Jr. (7)	116,912		*
Michael J. Otto, Ph.D. (8)	80,657		*
Cary W. Sucoff (9)	87,487		*
Cara M. Cassino, M.D. (10)	243,650		*
Michael Messinger (11)	232,925		*

All current directors and executive officers as a group (10 persons) (12)	1,927,907	4.24

*	Represents beneficial ownership of less than one percent of our outstanding common stock.
(1)

Based on information known to the Company. Consists of (a) 4,350,000 shares of common stock and (b) 15,250 shares of common stock underlying a Pre-Funded Warrant that is exercisable as of December 22, 2022 or could become exercisable within 60 days after such date if Proposals 1 and 2 are approved. Excludes certain warrants that restrict the ability of the holder to exercise the warrants to the extent that the holder and its affiliates would beneficially own more than 9.99% of the Company’s common stock following such exercise, provided, however, that the holder has the ability to waive such ownership limitations upon 61 days prior notice.

(2)

Consists of (a) 80 shares of common stock and (b) 769,857 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(3)

Consists of (a) 2,080 shares of common stock and (b) 207,000 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(4)

Consists of (a) 81,593 shares of common stock and (b) 79,858 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(5)

Consists of (a) 0 shares of common stock and (b) 68,500 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(6)

Consists of (a) 0 shares of common stock and (b) 43,500 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(7)

Consists of (a) 37,055 shares of common stock and (b) 79,857 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(8)

Consists of (a) 800 shares of common stock and (b) 79,857 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(9)

Consists of (a) 6,200 shares of common stock and (b) 81,287 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(10)

Consists of (a) 800 shares of common stock and (b) 242,850 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(11)

Consists of (a) 1,909 shares of common stock and (b) 231,016 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

(12)

Consists of (a) 129,797 shares of common stock and (b) 1,798,110 shares of common stock underlying options that are exercisable as of December 22, 2022 or will become exercisable within 60 days after such date.

OTHER MATTERS

Solicitation of Proxies

The expense of printing and mailing proxy materials and the solicitation of proxies will be borne by us. We have retained Georgeson LLC to solicit proxies on behalf of the Board and we expect to pay them approximately $14,500, plus expenses, for such services. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and other employees by personal interview, e-mail, telephone or facsimile. No additional compensation will be paid to our directors, officers or employees for such solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our common stock.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Stockholder Proposals for 2023 Annual Meeting

Rule 14a-8 Proposals

To be eligible for inclusion in the Company’s proxy statement for the 2023 annual meeting of stockholders, stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must have been received at the Company’s principal executive offices no later than December 6, 2022. Stockholder proposals should be addressed to: ContraFect Corporation, Attn: Corporate Secretary, 28 Wells Avenue, Third Floor, Yonkers, New York 10701.

Other Proposals or Nominees for Presentation at the 2023 Annual Meeting

Stockholder proposals and director nominations not intended for inclusion in the Company’s proxy statement for the 2023 annual meeting of stockholders, but which instead are sought to be presented directly at such meeting, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice of such intent to present such proposal or nomination not less than ninety (90) calendar days nor more than one hundred twenty (120) days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2023 annual meeting of stockholders no earlier than the close of business on January 17, 2023 and no later than the close of business on February 16, 2023 to be considered timely. In the event that the date of the 2023 annual meeting of stockholders is more than thirty (30) days before or more than sixty (60) days after May 17, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 annual meeting and not later than the close of business on the 90th day prior to the 2023 annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. Proxies will confer discretionary authority to vote on any untimely proposals or nominations.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 20, 2023.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING ELECTRONICALLY, WE URGE YOU TO SUBMIT A PROXY FOR YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE.

By Order of the Board

Natalie Bogdanos
General Counsel, Corporate Secretary &
Data Protection Officer

January 3, 2023

APPENDIX A

CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF CONTRAFECT CORPORATION

ContraFect Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:	That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted recommending and declaring advisable that the Amended and Restated Certificate of Incorporation of the Corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that the first paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

“That, effective as of 5 p.m. Eastern Time on the date this Certificate of Amendment of Amended and Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[ ● ][1] reverse stock split of the Corporation’s Common Stock (as defined below) shall become effective, pursuant to which each [ ● ][1] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share as reported by The Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common Stock in book-entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.”

[1]

Shall be a whole number between and including ten and eighty, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board and stockholders in accordance with Section 242 of the Delaware General Corporation Law).

A-1

SECOND:	That, at a special meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on this [ ● ] day of [ ● ], 2023.

CONTRAFECT CORPORATION

By:
Roger J. Pomerantz, M.D., F.A.C.P.
President and Chief Executive Officer

A-2

APPENDIX B

FORM OF PRE-FUNDED COMMON STOCK PURCHASE WARRANT

CONTRAFECT CORPORATION

Warrant Shares: [ ● ]	Issue Date and Initial Exercise Date: December 15, 2022

THIS PRE-FUNDED COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received,                      or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and until this Warrant is exercised in full (the “Termination Date”) but not thereafter, to subscribe for and purchase from CONTRAFECT CORPORATION, a Delaware corporation (the “Company”), up to [ ● ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated December 12, 2022, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of (i) a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”) and (ii) the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank (unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 4:00 p.m. (New York City time) on the Trading Date prior to the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The aggregate exercise price of this Warrant, except for a nominal exercise price of $0.0001 per Warrant Share, was pre-funded to the Company on or prior to the Initial Exercise Date and, consequently, no additional consideration (other than the nominal exercise price of $0.0001 per Warrant Share) shall be required to be paid by the Holder to any Person to effect any exercise of this Warrant. The

Holder shall not be entitled to the return or refund of all, or any portion, of such pre-paid aggregate exercise price under any circumstance or for any reason whatsoever, including in the event this Warrant shall not have been exercised prior to the Termination Date. The remaining unpaid exercise price per share of Common Stock under this Warrant shall be $0.0001, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)

= as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of, or during and prior to the close of, “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	= the Exercise Price of this Warrant, as adjusted hereunder; and

(X)

= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rules or regulations.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Purchasers of a majority in interest of the Securities then outstanding, the fees and expenses of which shall be paid by the Company.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) the Holder has sold the Warrant Shares pursuant to an effective registration statement registering the resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations or any requirement for the Company to comply with the current public information obligations of Rule 144(c) pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and receipt of payment of the aggregate Exercise Price (other than in the case of a cashless exercise), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise. Notwithstanding the foregoing, with respect to any Notice(s) of Exercise delivered on or prior to 12:00 p.m. (New York City time) on the Initial Exercise Date, which may be delivered at any time after the time of execution of the Purchase Agreement, the Company agrees to deliver the Warrant Shares subject to such notice(s) by 4:00 p.m. (New York City time) on the Initial Exercise Date and the Initial Exercise Date shall be the Warrant Share Delivery Date for purposes hereunder, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by such Warrant Share Delivery Date.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) [Reserved].

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to the Beneficial Ownership Limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(e) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least three calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company on the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i). Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c), in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, following the Initial Exercise Date and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CONTRAFECT CORPORATION

By:
Name:
Title:

NOTICE OF EXERCISE

TO: CONTRAFECT CORPORATION

(1) The undersigned hereby elects to purchase                  Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐

if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
Phone Number:	(Please Print)
Email Address:
Dated: ,
Holder’s Signature:
Holder’s Address:

APPENDIX C

Form of Class A Common Stock Purchase Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF CLASS A COMMON STOCK PURCHASE WARRANT

CONTRAFECT CORPORATION

Warrant Shares: [ ● ]	Issue Date: December 15, 2022

THIS CLASS A COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received,                      or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date Shareholder Approval is received and effective (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the fifth anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from CONTRAFECT CORPORATION, a Delaware corporation (the “Company”), up to [ ● ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated December 12, 2022, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of (i) a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”) and (ii) the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank (unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.1290, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)

= as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of, or during and prior to the close of, “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	= the Exercise Price of this Warrant, as adjusted hereunder; and

(X)

= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rules or regulations.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Purchasers of a majority in interest of the Securities then outstanding, the fees and expenses of which shall be paid by the Company.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) the Holder has sold the Warrant Shares pursuant to an effective registration statement registering the resale of the Warrant Shares by the Holder or

(B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations or any requirement for the Company to comply with the current public information obligations of Rule 144(c) pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and receipt of payment of the aggregate Exercise Price (other than in the case of a cashless exercise), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

In addition to the beneficial ownership limitations provided in this Warrant, the sum of the number of shares of Common Stock that may be issued under this Warrant, shall be limited to 19.99% of the Company’s outstanding shares of Common Stock as of the Issue Date (the “Exchange Cap”), unless Shareholder Approval is obtained by the Company to issue a number of shares of Common Stock exceeding the Exchange Cap. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split (including forward and reverse), or other similar transaction. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company, at any time from the Initial Exercise Date until the 18-month anniversary of the Initial Exercise Date, while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an “effective price per share” less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price, provided that the Base Share Price shall not be less than $0.03225 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement). For purposes of the foregoing sentence, the “effective price per share” for the issuance of any Common Stock Equivalent that is an Option or Convertible Security shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale (or pursuant to the agreement to grant, issue or sell, as applicable) of such Option or Convertible Securities, upon exercise of such Option or upon conversion or exchange of any Convertible Security, and, in the case of an Option to purchase a Convertible Security, upon the conversion or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof, minus (2) the sum of all amounts paid or payable to the holder of such Option or Convertible Security (or any other Person) upon the granting, issuance or sale (or the agreement to grant, issue or sell, as applicable) such Option, upon exercise of such Option and upon conversion or exchange of any Convertible Security and, in the case of an Option to purchase a Convertible Security, upon the conversion or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b), if the terms of any Option or Convertible Security that was outstanding as of the Issue Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance (as defined below). The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

For purposes hereof:

(I) “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued together with this Warrant, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Issue Date, provided that such securities have not been amended since the Issue Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations), and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(II) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(III) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to the Beneficial Ownership Limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Holder shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value (as defined below) of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least three calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market on which the Common Stock is then listed, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company on the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i). Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c), in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, following the Initial Exercise Date and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CONTRAFECT CORPORATION

By:
Name:
Title:

NOTICE OF EXERCISE

TO: CONTRAFECT CORPORATION

(1) The undersigned hereby elects to purchase                  Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
Phone Number: Email Address:	(Please Print)

Dated: ,
Holder’s Signature:
Holder’s Address:

APPENDIX D

Form of Class B Common Stock Purchase Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF CLASS B COMMON STOCK PURCHASE WARRANT

CONTRAFECT CORPORATION

Warrant Shares: [ ● ]	Issue Date: December 15, 2022

THIS CLASS B COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received,                 or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date Shareholder Approval is received and effective (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the date that is six months after the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from CONTRAFECT CORPORATION, a Delaware corporation (the “Company”), up to [ ● ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated December 12, 2022, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of (i) a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”) and (ii) the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank (unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise). No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation as soon as reasonably practicable of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.1290, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A)

= as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of, or during and prior to the close of, “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B)	= the Exercise Price of this Warrant, as adjusted hereunder; and

(X)

= the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rules or regulations.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Purchasers of a majority in interest of the Securities then outstanding, the fees and expenses of which shall be paid by the Company.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) the Holder has sold the Warrant Shares pursuant to an effective registration statement registering the resale of the Warrant Shares by the Holder or

(B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations or any requirement for the Company to comply with the current public information obligations of Rule 144(c) pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of (i) two (2) Trading Days after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (and receipt of the aggregate Exercise Price) (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise and receipt of payment of the aggregate Exercise Price (other than in the case of a cashless exercise), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation, provided this limitation of liability shall not apply if the Holder has detrimentally relied on outstanding share information provided by the Company or the Transfer Agent. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

In addition to the beneficial ownership limitations provided in this Warrant, the sum of the number of shares of Common Stock that may be issued under this Warrant, shall be limited to 19.99% of the Company’s outstanding shares of Common Stock as of the Issue Date (the “Exchange Cap”), unless Shareholder Approval is obtained by the Company to issue a number of shares of Common Stock exceeding the Exchange Cap. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split (including forward and reverse), or other similar transaction. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company, at any time from the Initial Exercise Date until the six-month anniversary of the Initial Exercise Date, while this Warrant is outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an “effective price per share” less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price, provided that the Base Share Price shall not be less than $0.03225 (subject to adjustment for reverse and forward stock splits, recapitalizations and similar transactions following the date of the Purchase Agreement). For purposes of the foregoing sentence, the “effective price per share” for the issuance of any Common Stock Equivalent that is an Option or Convertible Security shall be equal to (1) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale (or pursuant to the agreement to grant, issue or sell, as applicable) of such Option or Convertible Securities, upon exercise of such Option or upon conversion or exchange of any Convertible Security, and, in the case of an Option to purchase a Convertible Security, upon the conversion or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof, minus (2) the sum of all amounts paid or payable to the holder of such Option or Convertible Security (or any other Person) upon the granting, issuance or sale (or the agreement to grant, issue or sell, as applicable) such Option, upon exercise of such Option and upon conversion or exchange of any Convertible Security and, in the case of an Option to purchase a Convertible Security, upon the conversion or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion or exchange of such Convertible Securities. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b), if the terms of any Option or Convertible Security that was outstanding as of the Issue Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance (as defined below). The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

For purposes hereof:

(I) “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers, consultants or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities issued together with this Warrant, and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Issue Date, provided that such securities have not been amended since the Issue Date to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations), and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(II) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(III) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company or any Subsidiary, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock or 50% or more of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires 50% or more of the outstanding shares of Common Stock or 50% or more of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to the Beneficial Ownership Limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Holder shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value (as defined below) of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365-day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the highest VWAP during the period beginning on the Trading Day immediately preceding the announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to this Section 3(e) and (D) a remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least three calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

h) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market on which the Common Stock is then listed, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company on the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the issue date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of Section 5.7 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i). Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c), in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, following the Initial Exercise Date and during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CONTRAFECT CORPORATION

By:
Name:
Title:

NOTICE OF EXERCISE

TO: CONTRAFECT CORPORATION

(1) The undersigned hereby elects to purchase                  Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐	in lawful money of the United States; or

☐

if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
Phone Number:	(Please Print)

Email Address:
Dated: ,
Holder’s Signature:
Holder’s Address:

CONTRAFECT CORPORATION
28 WELLS AVENUE, 3RD FLOOR
YONKERS, NY 10701
SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on January 30, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on January 30, 2023. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
PROPOSALS 1, 2 and 3. For Against Abstain
1. Approval of amendments to the amended and restated certificate of incorporation, as amended, of ContraFect 0 0 0 Corporation (the “Company”) to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-80, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.
2. Approval of the issuance of 4,350,000 shares of the Company’s common stock and the issuance of an aggregate of 0 0 0 212,704,260 shares of the Company’s common stock issuable upon the exercise of warrants to purchase the Company’s common stock, in accordance with Nasdaq Listing Rule 5635(d).
3. Approval of an adjournment of the Special Meeting of Stockholders, if necessary, to solicit additional proxies 0 0 0 if there are not sufficient votes at the time of the Special Meeting of Stockholders to approve Proposal 1 or Proposal 2.
0000586280_1 R1.0.0.3
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement are available at www.proxyvote.com CONTRAFECT CORPORATION Proxy Solicited on Behalf of the Board of Directors of the Company for the Special Meeting of Stockholders on January 31, 2023 The undersigned hereby appoints Natalie Bogdanos, General Counsel and Corporate Secretary, and Michael Messinger, Chief Financial Officer (each, a “Proxy” and together, the “Proxies”), and each of them, with full power of substitution, as Proxies to vote all the shares of common stock that the undersigned would be entitled to vote if present at the Special Meeting of Stockholders of ContraFect Corporation to be held atwww.virtualshareholdermeeting.com/CFRX2023SM on January 31, 2023 at 9:00 A.M. ET and at any continuation, postponement or adjournment thereof, as designated on the reverse side of this card. In their discretion, the Proxies are authorized to vote on any matter that the Board of Directors did not know would be presented at the Special Meeting by a reasonable time before the proxy solicitation was made and on such other business as may properly come before the Special Meeting or at any adjournments, continuations, or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no such direction is made, this proxy will be voted “FOR” Proposals 1, 2 and 3. (Continued and to be signed on the reverse side) 0000586280_2 R1.0.0.3